ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

November 1, 2006

MONEY MARKET FUND
ING Aeltus Money Market Fund ("ING Direct Aeltus Money Market Fund," "Aeltus Money Market Fund," or the "Fund")

September 30, 2006

DOMESTIC EQUITY AND INCOME FUND
ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")

February 28, 2006

CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and Technology Fund," or the "Fund") ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")

September 30, 2006

INDEX PLUS FUNDS
ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")
ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")
ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")

CLASS O SHARES OF THE STRATEGIC ALLOCATION FUNDS ARE NOT CURRENTLY AVAILABLE. WE EXPECT AVAILABILITY SOME TIME IN 2006.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund ("ING Direct Strategic Allocation Conservative Fund," "Strategic Allocation Conservative Fund," or the "Fund") (formerly, ING Strategic Allocation Income Fund)
ING Strategic Allocation Growth Fund ("ING Direct Strategic Allocation Growth Fund," "Strategic Allocation Growth Fund," or the "Fund")
ING Strategic Allocation Moderate Fund ("ING Direct Strategic Allocation Moderate Fund," "Strategic Allocation Moderate Fund," or the "Fund") (formerly, ING Strategic Allocation Balanced Fund)

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the Funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
       STRATEGIES, RISKS, AND PERFORMANCE                         3
FUND EXPENSES                                                    30
OTHER CONSIDERATIONS                                             32
MANAGEMENT OF THE FUNDS                                          37
INVESTING IN THE FUNDS                                           40
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      40
      HOW TO BUY SHARES                                          41
      HOW TO SELL SHARES                                         43
      TIMING OF REQUESTS                                         44
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  44
      DIVIDENDS AND DISTRIBUTIONS                                47
      TAX INFORMATION                                            48
FINANCIAL HIGHLIGHTS                                             50
ADDITIONAL INFORMATION                                           61

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 32.
--------------------------------------------------------------------------------

ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.
--------------------------------------------------------------------------------

ING Investment Management Co., ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to each Fund, except Global Science and Technology Fund.
--------------------------------------------------------------------------------

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as Sub-Adviser to Global Science and Technology Fund.
--------------------------------------------------------------------------------

MONEY MARKET  FUND

AELTUS MONEY MARKET FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee-dollar and Euro-dollar obligations; certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies, and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. The Fund may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are:

- First, a formal list of high-quality issuers is actively maintained;
- Second, securities of issuers on the approved list that meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Directors), are selected for investment;
- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and
- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

RISKS
The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE -- money market funds, like the Fund, are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund's investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

PREPAYMENT -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR -- the risks of concentrating in investments in the financial services sector include, but are not limited to the following: credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent that the Fund further concentrates in the banking industry, the risks described above may be greater.

FOREIGN INVESTING -- Euro- and Yankee-dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association ("GNMA"), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and illustrate the variability of the Fund's returns. The Fund's past performance is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.41      5.45     5.32     4.98     6.07     3.85     1.27     0.52     0.79     2.80

                                     Best and worst quarterly performance during
this period:

 Best:  4th quarter 2000:  1.56%
Worst:  3rd quarter 2003:  0.11%


              The Fund's Class A shares' year-to-date total return

               as of September 30, 2006: 3.37%

The following performance table discloses the Fund's average annual total returns for Class A shares.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (For the period ended December 31, 2005)

                                                                   1 YEAR   5 YEARS   10 YEARS
CLASS A RETURN                                                 %    2.80     1.84       3.62

(1) Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(3) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares.

For the Fund's current 7 day yield and current 7 day effective yield, please call the Fund at (800) 992-0180.

DOMESTIC EQUITY AND INCOME  FUND

BALANCED FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Fund allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks;
- Debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. government securities; and
- Money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds," rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc, ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when the Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of three broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares (1996-2004) and Class O shares (2005) from year to year. These figures do not reflect sales charges for Class A shares and would be lower for Class A shares if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
14.49     20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01    8.44     3.40

                                     Best and worst quarterly performance during
this period:

 Best:  4th quarter 1998:  12.73%
Worst:  3rd quarter 2002:  (9.76)%


              The Fund's Class O shares' year-to-date total return

                  as of June 30, 2006: 1.11%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A and Class O shares' performance to that of three broad measures of market performance -- the S&P 500(R) Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500(R) Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. It is not possible to invest directly in the indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   10 YEARS
CLASS O RETURN BEFORE TAXES                                    %    3.40           7.63(1)          N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    1.75           5.90(1)          N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    3.44           6.01(1)          N/A
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                 %    4.91          11.52(4)          N/A
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(5)                                                    %    2.43           2.72(4)          N/A
Composite Index (reflects no deductions for fees, expenses
  or taxes)(6)                                                 %    4.00           8.02(4)          N/A
CLASS A RETURN BEFORE TAXES(7)                                 %   (2.53)          1.08            6.42
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                 %    4.91           0.54            9.07
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(5)                                                    %    2.43           5.87            6.16
Composite Index (reflects no deductions for fees, expenses
  or taxes)(6)                                                 %    4.00           2.99            8.25

(1) Class O shares commenced operations on September 15, 2004.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The index returns for Class O shares are for the period beginning October 1, 2004.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(6) The Composite Index consists of 60% of securities included in the S&P 500(R) Index and 40% of securities included in the LBAB Index.

(7) Reflects deduction of the maximum Class A sales charge of 5.75%.

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not achieve its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stock of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.
                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                             (24.87)  (43.01)   47.13   (1.30)    10.82

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. began serving as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 2001:  39.54%
                          Worst: 3rd quarter 2001: (34.97)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    7.03           (3.00)(2)              N/A
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)                                                    %    4.91            2.44(3)(4)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            4.85(4)               N/A
CLASS I RETURN BEFORE TAXES(7)                                 %   10.93           (7.10)              (13.32)(6)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            0.54                 0.04(7)
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            0.83                (5.30)(7)

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 6, 2001.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index returns for Class O shares are for the period beginning August 1, 2001.

(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(6) Class I shares commenced operations on March 1, 2000. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(7) The Index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.
- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and growth prospects, among others, of each company, in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 1996 through 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
22.92     15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12    16.43

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figures shown for the years 1996 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 1999:  31.82%
                           Worst: 3rd quarter 2002: (23.80)%
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)        10 YEARS
CLASS O RETURN BEFORE TAXES                                    %    16.43           3.42(2)               N/A
Class O Return After Taxes on Distributions                    %    16.35           3.39(2)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    11.14           3.01(2)               N/A
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           9.85(4)               N/A
CLASS I RETURN BEFORE TAXES                                    %    16.34          (1.55)(5)             6.31
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           4.94                 6.18

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 1, 2001.

(3) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

INDEX PLUS  FUNDS

INDEX PLUS LARGECAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500(R) Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large-capitalization companies as companies that are included in the S&P 500(R) Index at the time of purchase and that have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500(R) Index changes. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500(R) Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500(R) Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500(R) Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500(R) Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500(R) Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500(R) Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1997-2001) and Class O shares (2002-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21    9.92     4.98

            Best and worst quarterly performance during this period:

 Best:  4th quarter 1998:    22.42%
Worst:  3rd quarter 2002:  (17.35)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 1.75%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P 500(R) Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %    4.98            1.50(1)                 N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    4.85            1.24(1)                 N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    3.41            1.16(1)                 N/A
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            2.44(4)                 N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %    4.83           (0.69)                  7.28(1)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            0.54                   7.35(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on December 10, 1996. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2006, the smallest company in the S&P MidCap 400 Index had a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2001) and Class O shares (2002-2005). Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.
                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            15.31    19.69   (1.83)   (12.66)   31.70    16.05    10.64

            Best and worst quarterly performance during this period:

 Best:  4th quarter 1999:    18.72%
Worst:  3rd quarter 2002:  (15.36)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 3.93%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P MidCap 400 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other share classes will vary.
                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %   10.64           9.04(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    9.86           8.76(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    7.85           7.78(1)               N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   12.56           9.93(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %   10.69           7.70                12.09(1)
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   12.56           8.60                12.12(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2002) and Class O shares (2002-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            10.02    7.57     2.97    (12.72)   35.71    21.54    6.97

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    18.17%
Worst:  3rd quarter 2002:  (17.09)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 7.60%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other share classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %    6.97          10.63(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    6.64          10.31(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    4.97           9.14(1)               N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    7.68          11.17(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %    6.97           9.67                 8.25(1)
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    7.68          10.76                 9.88(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $630 million.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

ING STRATEGIC ALLOCATION  FUNDS

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION MODERATE FUND

INVESTMENT OBJECTIVES
ING Strategic Allocation Conservative Fund seeks to provide total return consistent with preservation of capital.

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Moderate Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

ALLOCATION OPTIONS
The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Conservative is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Moderate is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES
Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                                                                  ING          ING         ING
                                                               STRATEGIC    STRATEGIC   STRATEGIC
                                                               ALLOCATION   ALLOCATION  ALLOCATION
                                                              CONSERVATIVE    GROWTH     MODERATE
ASSET CLASS                                                     FUND(1)        FUND      FUND(2)
EQUITIES
DOMESTIC STOCKS
Range                                                             0-70%      10-100%        0-75%
INTERNATIONAL STOCKS
Range                                                             0-20%        0-30%        0-20%
FIXED-INCOME
Range                                                            0-100%        0-40%        0-70%
MONEY MARKET INSTRUMENTS
Range                                                             0-30%        0-30%        0-30%

(1) ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.

                                                                      MORGAN STANLEY
                                                                   CAPITAL INTERNATIONAL   LEHMAN BROTHERS(R)     91-DAY
                                                 RUSSELL 3000(R)  EUROPE, AUSTRALASIA AND      AGGREGATE       U.S. TREASURY
COMPOSITE INDEX                                       INDEX          FAR EAST(R) INDEX         BOND INDEX        BILL RATE
STRATEGIC ALLOCATION CONSERVATIVE COMPOSITE            35%                    0%                   55%                 10%
STRATEGIC ALLOCATION GROWTH COMPOSITE                  70%                   10%                   20%                  0%
STRATEGIC ALLOCATION MODERATE COMPOSITE                55%                    5%                   35%                  5%

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES
Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS
LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500(R) Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- the Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies, respectively, traded in the U.S., as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2006, the market capitalization of the smallest company in the S&P MidCap 400 Index was $350.1 million and the largest company had a market capitalization of $14.8 billion. At June 30, 2006, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $55 million and the largest company had a market capitalization of $3.7 billion. At June 30, 2006 the market capitalization of the smallest company in the Russell 2500(R) Index was $83 million and the largest company had a market capitalization of $6.3 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS
The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES
The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds," rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extend permitted by the Investment Company Act of 1940, as amended ("1940 Act").

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Fund will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when a Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for a Fund to sell them quickly at an acceptable price. These risks can reduce a Fund's share price and the income it earns.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "Other Considerations" section.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   6.12     7.16     3.45    (3.02)   (5.36)    12.93    7.58     3.31

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    6.59%
Worst:  3rd quarter 2002:  (6.81)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 1.06%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS    (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (2.63)    1.66             4.00(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (3.66)    0.88             2.35(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.98)    1.02             2.49(1)
LBAB Index (reflects no deduction for fees, expenses, or
  taxes)(5)                                                    %    2.43     5.87             6.48(6)
Strategic Allocation Income Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    3.83     4.55             6.49(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) Effective April 28, 2006, the Fund changed its name from ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund. Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

(4) Reflects deduction of the maximum Class A sales charge of 5.75%

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(6) The index returns for Class A shares are for the period beginning February 1, 1997.

(7) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   4.28     14.55   (2.56)   (12.31)  (15.11)   23.33    11.70    5.57

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    13.33%
Worst:  3rd quarter 2002:  (15.35)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 2.66%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                           10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (0.50)    0.40            3.75(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (0.61)    0.20            2.28(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.15)    0.25            2.39(1)
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(5)                                       %    6.12     1.58            7.31(6)
Strategic Allocation Growth Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    6.22     4.24            7.42(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.
(4) Reflects deduction of the maximum Class A sales charge of 5.75%.
(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(6) The index returns for Class A shares are for the period beginning February 1, 1997.
(7) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-capitalization stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-capitalization stocks, 20% in small-/ mid-capitalization stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   3.87     10.14   (1.00)   (7.71)   (10.48)   18.56    9.60     4.22

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    10.41%
Worst:  3rd quarter 2002:  (11.59)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 1.78%
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS    (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (1.77)    1.07             3.62(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (2.05)    0.67             2.30(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.95)    0.70             2.35(1)
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(5)                                       %    6.12     1.58             7.31(6)
Strategic Allocation Balanced Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    5.13     4.65             7.13(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective April 28, 2006, ING Strategic Allocation Balanced Fund changed its name to ING Strategic Allocation Moderate Fund. Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.
(4) Reflects deduction of the maximum Class A sales charge of 5.75%.
(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(6) The index returns for Class A shares are for the period beginning February 1, 1997.
(7) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-capitalization stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-capitalization stocks, 15% in small-/mid-capitalization stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

BENCHMARK INDICES

ASSET CLASS                                        ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------
Domestic Stocks                      The Russell 3000(R) Index measures the performance of the
                                     3,000 largest U.S. companies based on total market
                                     capitalization, which represents approximately 98% of the
                                     investable U.S. equity market.
International Stocks                 The Morgan Stanley Capital International Europe,
                                     Australasia, and Far East(R) Index ("MSCI EAFE(R) Index") is
                                     a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of
                                     countries in Europe, Australia and the Far East.
U.S. Dollar Bonds                    The Lehman Brothers(R) Aggregate Bond Index ("LBAB Index")
                                     is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade,
                                     mortgage-backed and corporate debt securities.
Cash Equivalents                     Three-month Treasury bills are U.S. government-backed
                                     short-term investments considered to be relatively
                                     risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following table describes Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                                                                                                Net
                                             Service                         Total            Waivers          Fund
                                 Management  (12b-1)                     Fund Operating  Reimbursements and  Operating
                                    Fees      Fees    Other Expenses(2)     Expenses       Recoupment(3)     Expenses
Aeltus Money Market Fund           0.40%      0.25%         0.21%            0.86%            (0.25)%(4)      0.61%
Balanced Fund                      0.75%      0.25%         0.40%            1.40%            --              1.40%
Global Science and Technology
  Fund                             1.05%      0.25%         0.80%            2.10%            (0.35)%         1.75%
International Fund                 0.85%      0.25%         0.69%            1.79%            (0.19)%         1.60%
Index Plus LargeCap Fund           0.45%      0.25%         0.25%            0.95%            --              0.95%
Index Plus MidCap Fund             0.45%      0.25%         0.29%            0.99%             0.01%          1.00%
Index Plus SmallCap Fund           0.45%      0.25%         0.37%            1.07%            (0.07)%         1.00%
Strategic Allocation
  Conservative Fund                0.80%      0.25%         0.33%            1.38%            (0.23)%         1.15%
Strategic Allocation Growth
  Fund                             0.80%      0.25%         0.23%            1.28%            (0.03)%         1.25%
Strategic Allocation Moderate
  Fund                             0.80%      0.25%         0.24%            1.29%            (0.09)%         1.20%

(1) This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed. Because the Class O shares of Aeltus Money Market Fund, Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund have not commenced operations as of the date of this Prospectus, these estimated expenses are based on each Fund's operating expenses for Class A shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with each Fund (except Aeltus Money Market Fund and Balanced Fund) under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least March 1, 2007 for Global Science and Technology Fund and International Fund and October 1, 2007 for all other Funds. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.

(4) ING Funds Distributor, LLC has contractually agreed to waive the Service Fee for Class O shares of Aeltus Money Market Fund. The fee waiver will continue through at least August 1, 2008. There is no guarantee that this waiver will continue after that date.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Aeltus Money Market Fund(1)          $              62                     249                      452                   1,038
Balanced Fund                        $             143                     443                      766                   1,680
Global Science and Technology
  Fund(1)                            $             178                     624                    1,097                   2,403
International Fund(1)                $             163                     545                      952                   2,090
Index Plus LargeCap Fund(1)          $              97                     303                      525                   1,166
Index Plus MidCap Fund(1)            $             102                     316                      548                   1,214
Index Plus SmallCap Fund(1)          $             102                     333                      583                   1,299
Strategic Allocation
  Conservative Fund(1)               $             117                     414                      733                   1,637
Strategic Allocation Growth
  Fund(1)                            $             127                     403                      699                   1,543
Strategic Allocation Moderate
  Fund(1)                            $             122                     400                      699                   1,549

(1) The Example reflects the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use the techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act") its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

CONVERTIBLE AND DEBT SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND, INDEX PLUS LARGECAP FUND, INDEX PLUS MIDCAP FUND, INDEX PLUS SMALLCAP
FUND). The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. The Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (AELTUS MONEY MARKET FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP FUND, INDEX PLUS MIDCAP FUND AND INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES (BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

MORTGAGE-RELATED SECURITIES (AELTUS MONEY MARKET FUND, BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

REPURCHASE AGREEMENTS (AELTUS MONEY MARKET FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND AND INDEX PLUS LARGECAP FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS (AELTUS MONEY MARKET FUND, BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT AELTUS MONEY MARKET FUND, INTERNATIONAL GROWTH FUND, INDEX PLUS MIDCAP FUND AND INDEX PLUS SMALLCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than ING Balanced Fund and ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus. Shorting "against the box" means the Fund already owns an equal amount of such securities as those securities sold short.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

MANAGEMENT OF THE FUNDS

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect-wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
Aeltus Money Market                        0.40%
Balanced                                   0.77%
Global Science and Technology              1.05%
International Growth                       0.85%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%
Strategic Allocation Conservative          0.80%
Strategic Allocation Growth                0.80%
Strategic Allocation Moderate              0.80%

For information regarding the basis for the Board of Directors ("Board") approval of the investment advisory and investment sub-advisory relationships, please refer to Aeltus Money Market Fund's annual shareholder report dated March 31, 2006, Balanced Fund's, Index Plus Funds' and Strategic Allocation Funds' annual shareholder report each dated May 31, 2006; and Global Science and Technology Fund's and International Growth Fund's semi-annual shareholder report dated April 30.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

AELTUS MONEY MARKET FUND

The following individual is responsible for the day-to-day management of the
Fund:

David S. Yealy, Portfolio Manager, has managed the Fund since November 2004. Mr. Yealy joined ING IM in November 2004 and has over 19 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management, where he was employed since 1991.

BALANCED FUND

The following individuals share responsibility for the day-to-day management of Balanced Fund:

The equity portion of the Fund has been managed by Omar Aguilar, Ph.D. since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Mary Ann Fernandez, Portfolio Manager, has managed the overall asset allocation of the Fund since 2005. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

James B. Kauffmann, Portfolio Manager, has managed the fixed-income portion of the Fund since 2002. Mr. Kauffmann is the Head of Fixed Income for ING Investment Management and is responsible for overseeing $60 billion of institutional and mutual fund assets. Mr. Kauffmann has been in ING IM's fixed-income group as a portfolio manager since he joined ING IM in 1996 and has over 19 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

INTERNATIONAL GROWTH FUND

The following individuals share responsibility for the day-to-day management of International Growth Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM's international equity teams. Mr. Ghielen has 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

INDEX PLUS FUNDS

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the Index Plus Funds:

Omar Aguilar, Ph.D. has co-managed the ING Index Plus Funds since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa, Portfolio Manager, has co-managed the ING Index Plus Funds since May 2006. He joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. He has 20 years of investment experience.

Douglas Cote, Portfolio Manager, has co-managed the ING Index Plus Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1994.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION CONSERVATIVE, STRATEGIC ALLOCATION GROWTH AND STRATEGIC ALLOCATION MODERATE FUNDS

The following individuals are responsible for the day-to-day management of the Strategic Allocation Funds:

Mary Ann Fernandez, Portfolio Manager, managed the Strategic Allocation Funds since 2002. Since 2006, Ms. Fernandez has co-managed the Funds with Mr. Gendreau. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

Brian Gendreau, Ph.D., Portfolio Manager, has co-managed the Strategic Allocation Funds since May 2006. Dr. Gendreau joined ING IM as an Investment Strategist in September 2004 from Heckman Global Advisors, where he managed their Emerging Market Equity Allocation products since October 2002. Prior to that, Dr. Gendreau was a Director and Market Strategist within Salomon Smith Barney's Institutional Investor-ranked Asset Allocation team, where he had been employed since 1997. Earlier he worked at JPMorgan as Vice President in the Economic Research Department. He also served as an Economist for the Federal Reserve Bank of Philadelphia and the Board of Governors of the Federal Reserve System.

GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to Global Science and Technology Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2005, BlackRock and its affiliates had $452 billion in assets under management. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is head of BlackRock's Global Opportunities Team and is the strategist for all of the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios and has co-managed the Fund since 2005. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector and has co-managed the Fund since 2005. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to invest in a Fund, you must already be an existing customer of ING DIRECT (ING Bank, fsb) with an Orange Savings Account. You may then either apply online at www.ingdirect.com, or alternatively you may mail a completed and signed application to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

If you enclose a check, please ensure that it comes from your linked external checking account, unless the account is a rollover of an IRA or other retirement account, in which case, a check from the previous institution will suffice. If you are unable to invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account for as little as $100 and $75/month for a regular account or $50 and $25/month for an IRA account using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   ONLINE                            Complete your application online at        Log into your account at www.ingdirect.com and
                                     www.ingdirect.com.                         click the "Buy" button.

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                                                                  Submit a written request to the address listed
                                                                                above under "By Mail." Include:
                                                                                - Your name and account number
                                                                                - The name of the Fund into and out of which you
                                                                                  wish to exchange.
                                                                                - The amount to be exchanged and the signatures of
                                                                                  all shareholders.
                                                                                You may also exchange your shares by calling
                                                                                1-866-BUY-FUND (866-289-3863).
                                                                                Please be prepared to provide:
                                                                                - The Fund's name.
                                                                                - Your account number(s).
                                                                                - Your Social Security number or taxpayer
                                                                                  identification number.
                                                                                - Your address.
                                                                                - The amount to be exchanged.
                                                                                Additionally, you may log into your account at
                                                                                www.ingdirect.com and click the "Exchange" button.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund's name.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.
   --------------------------------------------------------------------------------------------------------------------------------
   ONLINE                                Log in to your account at www.ingdirect.com and click the "Sell" button.
                                         For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m.
                                         EST. The form may also be mailed to the address above. It is available for download online at www.ingdirect.com.

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value ("NAV") calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm's website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share. To the extent the Fund invests in other registered investment compa-nies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, ING Funds Distributor, LLC ("Distributor"), or a third-party selling you the Funds must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels or pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent short-term trades or certain other trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

ONLINE AND TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted if the request is for a maximum of $100,000. Online and telephone redemption requests may not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by a Fund under the Shareholder Servicing (12b-1) agreement. The payments made under this arrangement are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are normally expected to consist of ordinary income. Dividends, if any, are declared and paid as follows:

- declared daily and paid monthly: Aeltus Money Market Fund

- declared and paid semi-annually: Balanced Fund and Global Real Estate Fund.

- declared and paid annually: all other Funds.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares (except Aeltus Money Market Fund). Provided Aeltus Money Market Fund maintains, as is anticipated, a stable $1.00 per share NAV, an exchange or redemption of Fund shares generally will not result in a taxable gain or loss. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Fund's Class O shares' financial performance for the past five years or, if shorter, the period of the Class' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual or semi-annual shareholder reports which are incorporated by reference into the SAI and are available upon request.

Because Class O shares of the Strategic Allocation Funds had not commenced operations as of May 31, 2006 (the Funds' fiscal year end), audited financial highlights are presented for Class A shares of these Funds.

Because Class O shares of Aeltus Money Market Fund had not commenced operations as of March 31, 2006 (the Fund's fiscal year end), audited and unaudited financial highlights are presented for Class A shares of the Fund.

AELTUS MONEY MARKET FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below have been derived from the Fund's financial statements. For the years ended March 31, 2006, 2005 and 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by another independent registered public accounting firm. The information presented for the six month period ended September 30, 2006 is unaudited.

                                                                             CLASS A
                                        ---------------------------------------------------------------------------------
                                         SIX MONTHS                  YEAR ENDED                 FIVE MONTHS      YEAR
                                            ENDED                     MARCH 31,                    ENDED         ENDED
                                        SEPTEMBER 30,   -------------------------------------    MARCH 31,    OCTOBER 31,
                                            2006         2006      2005      2004      2003     2002(1)(2)       2001
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                            $         1.00         1.00      1.00      1.00      1.00        1.00          1.00
Income from investment
  operations:
Net investment income               $         0.02         0.03      0.01      0.00*     0.01        0.01          0.05
Total from investment operations    $         0.02         0.03      0.01      0.00*     0.01        0.01          0.05
Less distributions from:
Net investment income               $         0.02         0.03      0.01      0.00*     0.01        0.01          0.05
Total distributions                 $         0.02         0.03      0.01      0.00*     0.01        0.01          0.05
Net asset value, end of period      $         1.00         1.00      1.00      1.00      1.00        1.00          1.00
TOTAL RETURN(3)                     %         2.35         3.31+     1.17+     0.47+     1.08        0.70          4.58
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)   $      204,263      145,997   125,642   138,666   174,475     205,147       209,870
Ratios to average net assets:
Net expenses after expense
  reimbursement(4)                  %         0.58         0.61      0.62      0.73      0.69        0.70          0.64
Gross expenses prior to expense
  reimbursement(4)(5)               %         0.58         0.61      0.62      0.73      0.69        0.70          0.64
Net investment income after
  expense reimbursement(4)(5)       %         4.72         3.21      1.16      0.47      1.11        1.67          4.51

(1) The Fund changed its fiscal year-end from October 31 to March 31.

(2) Effective March 1, 2002, ING Investments became the Adviser to the Fund and ING IM, was appointed as Sub-Adviser.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Distributor voluntarily waived 0.38%, 0.69% and 0.17% of distribution and service fees on Class B shares during the years ended March 31, 2005, March 31, 2004, and March 31, 2003, respectively.

 * Amount represents less than $0.01 per share.

 + There was no impact on total return by the reimbursement by affiliate for investment transaction loss.

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.

                                                                             CLASS O
                                                                   ---------------------------
                                                                                 SEPTEMBER 15,
                                                                   YEAR ENDED     2004(1) TO
                                                                    MAY 31,         MAY 31,
                                                                      2006           2005
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      12.31          11.83
Income from investment operations:
Net investment income                                          $       0.18*          0.17
Net realized and unrealized gain on investments                $       0.29           0.57
Total from investment operations                               $       0.47           0.74
Less distributions from:
Net investment income                                          $       0.17           0.14
Net realized gains on investments                              $       0.83           0.12
Total distributions                                            $       1.00           0.26
Net asset value, end of period                                 $      11.78          12.31
TOTAL RETURN(2)                                                %       3.94           6.71
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $     24,009         10,379
Ratios to average net assets:
Expenses(3)                                                    %       1.40           1.33
Net investment income(3)                                       %       1.45           1.44
Portfolio turnover rate                                        %        309            289

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

 * Per share data using average number of shares outstanding throughout the period.

GLOBAL SCIENCE AND TECHNOLOGY FUND                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS O
                                                     -------------------------------------------------------------------
                                                                                                    SEVEN
                                                                   FIVE MONTHS     YEAR ENDED      MONTHS     AUGUST 6,
                                                     YEAR ENDED       ENDED          MAY 31,        ENDED    2001(3) TO
                                                     OCTOBER 31,   OCTOBER 31,   ---------------   MAY 31,   OCTOBER 31,
                                                        2005         2004(1)      2004     2003    2002(2)      2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $       3.48           3.62       3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                              $      (0.03)         (0.02)     (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on
  investments                                    $       0.39          (0.12)      0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                 $       0.36          (0.14)      0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                   $       3.84           3.48       3.62     3.08     3.83        3.90
TOTAL RETURN(4)                                  %      10.34          (3.87)     17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $     15,702         11,808     11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)   %       1.75           1.75       1.80     1.75     1.75        1.75
Gross expenses prior to expense
  reimbursement(5)                               %       2.10           2.04       2.23     3.04     2.60        2.61
Net investment loss after expense
  reimbursement(5)(6)                            %      (1.04)         (1.53)     (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                          %        128             48        121       28       59         175

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                                   INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the years ending October 31, 2003 through 2005, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.

                                                                                         CLASS O
                                                                  -----------------------------------------------------
                                                                                YEAR ENDED                   AUGUST 1,
                                                                                OCTOBER 31,                 2001(2) TO
                                                                  ---------------------------------------   OCTOBER 31,
                                                                   2005        2004       2003    2002(1)      2001
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $      7.42       6.57       5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                  $      0.10*      0.05       0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments        $      1.36       0.89       1.11    (1.84)*     (1.12)
Total from investment operations                              $      1.46       0.94       1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                         $      0.05       0.09       0.01       --          --
Total distributions                                           $      0.05       0.09       0.01       --          --
Net asset value, end of period                                $      8.83       7.42       6.57     5.45        7.28
TOTAL RETURN(3)                                               %     19.80      14.50      20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $    31,125     13,981      4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                %      1.60       1.60       1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)              %      1.79       1.83       2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                         %      1.18       0.59       0.43     0.17       (0.39)
Portfolio turnover rate                                       %       102        144        102      299         222

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

INDEX PLUS LARGECAP FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                       $    15.27    14.26    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                     $     0.13     0.15     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments    $     0.96     1.03     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                          $     1.09     1.18     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                     $     0.14     0.17     0.10    0.12     0.12          --
Total distributions                                       $     0.14     0.17     0.10    0.12     0.12          --
Net asset value, end of period                            $    16.22    15.27    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                           %     7.11     8.27    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   59,536   37,242   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense
  reimbursement/recoupment(4)(5)                          %     0.95     0.93     0.94    0.95     0.94        0.91
Gross expenses prior to expense
  reimbursement/recoupment(4)                             %     0.95     0.93     0.93    0.97     0.94        0.91
Net investment income after expense reimbursement/
  recoupment(4)(5)                                        %     0.89     1.06     0.75    0.91     0.50        0.58
Portfolio turnover rate                                   %      133       78       79     112       87         117

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                                      INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $    16.31    14.52    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                     $     0.04     0.04     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments    $     2.19     1.83     2.83   (1.20)    1.95       (1.41)
Total from investment operations                          $     2.23     1.87     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                     $     0.04     0.02     0.02      --     0.05          --
Net realized gain from investments                        $     0.75     0.06       --    0.10       --          --
Total distributions                                       $     0.79     0.08     0.02    0.10     0.05          --
Net asset value, end of period                            $    17.75    16.31    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                           %    13.85    12.91    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   51,251   32,350   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense
  reimbursement/recoupment(4)(5)                          %     1.00     1.00     1.00    0.99     1.00        1.00
Gross expenses prior to expense
  reimbursement/recoupment(4)                             %     0.99     0.99     1.11    1.38     1.31        1.50
Net investment income after
  reimbursement/recoupment(4)(5)                          %     0.29     0.29     0.33    0.29     0.15        0.28
Portfolio turnover rate                                   %      111       93      112     128      190         181

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

INDEX PLUS SMALLCAP FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $    16.58    14.82    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income                                     $     0.02     0.02     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments    $     2.68     2.27     3.35   (1.25)    2.06       (1.24)
Total from investment operations                          $     2.70     2.29     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                        $     0.37     0.53       --    0.13       --          --
Total distributions                                       $     0.37     0.53       --    0.13       --          --
Net asset value, end of period                            $    18.91    16.58    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                           %    16.39    15.52    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   40,479   28,992   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)            %     1.00     1.00     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)          %     1.07     1.12     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)    %     0.10     0.13    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                   %      109       83      126     129       61         118

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

 *  Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS                  ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    10.65    10.07     9.49     9.74     9.71       10.62
Income (loss) from investment operations:
Net investment income                                    $     0.25     0.21     0.14     0.16     0.11        0.29
Net realized and unrealized gain (loss) on investments   $     0.15     0.57     0.55    (0.28)    0.29       (0.86)
Total from investment operations                         $     0.40     0.78     0.69    (0.12)    0.40       (0.57)
Less distributions from:
Net investment income                                    $     0.22     0.20     0.11     0.13     0.37        0.34
Net realized gain from investments                       $     0.34       --       --       --       --          --
Total distributions                                      $     0.56     0.20     0.11     0.13     0.37        0.34
Net asset value, end of period                           $    10.49    10.65    10.07     9.49     9.74        9.71
TOTAL RETURN(2)                                          %     3.82     7.77     7.30    (1.12)    4.24       (5.50)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   30,763   32,698   31,488   29,223   23,120      20,973
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.15     1.15     1.15     1.15     1.15        1.15
Gross expenses prior to expense reimbursement(3)         %     1.38     1.37     1.42     1.65     1.56        1.50
Net investment income after reimbursement(3)(4)          %     2.28     1.90     1.38     1.82     1.99        3.05
Portfolio turnover rate                                  %      364      327      372      286      101         165

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    11.43    10.48     9.22    10.05     9.52       11.93
Income (loss) from investment operations:
Net investment income                                    $     0.13     0.11     0.07     0.06     0.04        0.13
Net realized and unrealized gain (loss) on investments   $     0.90     0.95     1.28    (0.87)    0.62       (2.40)
Total from investment operations                         $     1.03     1.06     1.35    (0.81)    0.66       (2.27)
Less distributions from:
Net investment income                                    $     0.10     0.11     0.09     0.02     0.13        0.14
Total distributions                                      $     0.10     0.11     0.09     0.02     0.13        0.14
Net asset value, end of period                           $    12.36    11.43    10.48     9.22    10.05        9.52
TOTAL RETURN(2)                                          %     9.04    10.17    14.71    (8.02)    6.94      (19.23)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   58,010   52,992   45,103   38,801   26,925      23,011
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.25     1.25     1.25     1.25     1.25        1.25
Gross expenses prior to expense reimbursement(3)         %     1.28     1.39     1.38     1.64     1.50        1.41
Net investment income after reimbursement(3)(4)          %     1.11     1.03     0.73     0.92     0.60        1.23
Portfolio turnover rate                                  %      242      224      222      236      149         242

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    11.44    10.63     9.66    10.24     9.86       11.65
Income (loss) from investment operations:
Net investment income                                    $     0.18     0.15     0.11     0.11     0.06        0.21
Net realized and unrealized gain (loss) on investments   $     0.53     0.81     0.96    (0.59)    0.53       (1.76)
Total from investment operations                         $     0.71     0.96     1.07    (0.48)    0.59       (1.55)
Less distributions from:
Net investment income                                    $     0.16     0.15     0.10     0.10     0.21        0.24
Total distributions                                      $     0.16     0.15     0.10     0.10     0.21        0.24
Net asset value, end of period                           $    11.99    11.44    10.63     9.66    10.24        9.86
TOTAL RETURN(2)                                          %     6.27     9.09    11.13    (4.59)    6.01      (13.53)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   67,701   65,955   58,366   51,521   39,763      32,912
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.20     1.20     1.20     1.20     1.20        1.20
Gross expenses prior to expense reimbursement(3)         %     1.29     1.29     1.33     1.50     1.42        1.36
Net investment income after reimbursement(3)(4)          %     1.56     1.37     1.04     1.21     1.08        2.02
Portfolio turnover rate                                  %      290      275      288      277      129         204

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our websites for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other information about the Funds.

To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor's website for a free copy of the Funds' Prospectus or SAI at www.ingdirect.com.

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's internet website at WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING Aeltus Money Market Fund
  ING Balanced Fund
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Strategic Allocation Conservative
    Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Moderate Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2006

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

       ING Aeltus Money Market Fund ("Aeltus Money Market Fund" or "Fund")

                                 CLASS O SHARES

     This Statement of Additional Information ("SAI") relates to ING Aeltus Money Market Fund ("Fund"), a series of ING Series Fund, Inc. ("Company"). A Prospectus, for the Fund dated November 1, 2006, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC, ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated by reference in, and should be read in conjunction with, the Prospectus dated November 1, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectus.

     The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. The Fund's financial statements and the independent registered public accounting firm's report thereon, included in the Fund's annual shareholder report dated March 31, 2006, are incorporated herein by reference. Copies of the Fund's Prospectus and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF THE COMPANY....................................................     3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS....................     4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES..........................    25
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES.............................    27
MANAGEMENT OF THE COMPANY.................................................    29
DIRECTOR OWERSHIP OF SECURITIES...........................................    34
COMPENSATION OF DIRECTORS.................................................    34
CODE OF ETHICS............................................................    35
PROXY VOTING PROCEDURES...................................................    36
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................    36
ADVISER...................................................................    36
SUB-ADVISER...............................................................    38
RULE 12B-1 PLAN...........................................................    41
ADMINISTRATOR.............................................................    41
CUSTODIAN.................................................................    42
LEGAL COUNSEL.............................................................    42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    42
TRANSFER AGENT............................................................    43
BROKERAGE ALLOCATION AND TRADING POLICIES.................................    43
PURCHASE AND REDEMPTION OF SHARES.........................................    44
SHAREHOLDER ACCOUNTS AND SERVICES.........................................    45
NET ASSET VALUE...........................................................    46
TAX CONSIDERATIONS........................................................    47
DISTRIBUTOR...............................................................    50
CALCULATION OF PERFORMANCE DATA...........................................    51
PERFORMANCE COMPARISONS...................................................    52
FINANCIAL STATEMENTS......................................................    53
APPENDIX A................................................................   A-1

                             HISTORY OF THE COMPANY

     The Company is a Maryland Corporation registered as a diversified open-end management investment company. The Company was organized in June 1991 and currently consists of 15 separately managed series:

     This SAI pertains only to ING Aeltus Money Market Fund.

     On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc.

     Incorporation - The Company was incorporated under the laws of Maryland on June 17, 1991.

     Series and Classes - The Company currently offers multiple series. Only ING Aeltus Money Market Fund is are offered through this SAI and the corresponding Prospectus.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

     Capital Stock - Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Voting Rights - Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     Shareholder Meetings - The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 Act Classification - The Company is a diversified open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

     As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

     The Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The securities and investment techniques are subject to the limitations explained elsewhere in this SAI or the accompanying Prospectus. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objectives. The Fund's policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy and the Fund will not invest more than 5% of the Fund's assets in that security or investment technique. See the Fund's fundamental investment restrictions for further information.

                   ASSET CLASSES/ INVESTMENT TECHNIQUES                     FUND
                   ------------------------------------                     ----
FIXED-INCOME
ARMS                                                                          X
Asset-Backed Securities (non-mortgage)                                        X
Banking Industry Obligations                                                  X
Credit-Linked Notes                                                           X
Corporate Debt Securities                                                     X
Eurodollar/ Yankee Dollar Instruments                                         X
Floating or Variable Rate Instrument                                          X
Foreign Bank Obligations                                                      X
Foreign and Emerging Market Securities                                        X
Foreign Mortgage-Related Securities                                           X
GICs                                                                          X
GNMA Certificates                                                             X
Government Trust Certificates                                                 X
International Debt Securities                                                 X
Mortgage- Related Securities                                                  X
Municipal Securities                                                          X
Municipal Lease Obligations                                                   X
Savings Association Obligations(1)                                            X

                   ASSET CLASSES/ INVESTMENT TECHNIQUES                     FUND
                   ------------------------------------                     ----
Sovereign Debt Securities                                                     X
Supranational Agencies (2)                                                    X
Tax Exempt Ind. Dev. Bonds & Pollution Control Bonds                          X
United States Government Securities                                           X
Zero Coupon and Pay-In-Kind                                                   X

OTHER INSTRUMENTS AND TECHNIQUES
Borrowing                                                                     X
Lending of Portfolio Securities                                               X
Other Investment Companies                                                    X
Private Funds                                                                 X
Repurchase Agreements                                                         X
Restricted and Illiquid Securities                                            X
Reverse Repurchase Agreements and Dollar Rolls                                X
TBA Sale Commitments                                                          X
Temporary Defensive Positions                                                 X
When-Issued Securities and Delayed-Delivery Transactions                      X

1. The certificates of deposit (interest-bearing time deposits) in which the Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

2. Other than for temporary and defensive or cash management purposes, the Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

     Banking industry obligations include certificates or deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

     The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing the Fund's conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any fund in accordance to the fund's investment objective, including the Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investments.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

FOREIGN AND EMERGING MARKET SECURITIES

     Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments.

     The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

GUARANTEED INVESTMENT CONTRACTS

     Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U. S. government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The Fund is disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The adviser and sub-adviser each does not believe that the Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by Standard &Poor's ("S&P") or less than Aaa by Moody's.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, ("1933 Act") the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

     Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     Taxes. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

     Costs. Because the Fund may invest in foreign securities, the expense ratios of the Fund are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

Mortgage-Related Securities

     Mortgage-related debt securities include, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") and federal mortgage-related securities including obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranches can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

     Risks of Mortgage-Related Securities

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local government, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations - These securities include the following:

     Tax Anticipation Notes - are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     Revenue Anticipation Notes - are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond Anticipation Notes - normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes - are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     Short-Term Discount Notes - (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

     The Fund many invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally, are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

U. S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rate, the lengths of maturity and the dates of issuance. In addition, U.S. government securities also include securities issued by instrumentalities of the U.S. government, such as GNMA, which are backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in gerneral, under the authority of an act of Congress, the U.S. government is not obligated to provide financail support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

RISKS OF INVESTING IN DEBT SECURITIES

     There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

OTHER INSTRUMENTS

BORROWING

     The Fund may borrow from banks. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

     The Fund may invest in shares issued by other investment companies, to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     Exchange Traded Funds("ETFs") - ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to those of a publicly-traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, shareholders of the Fund may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

     Holding Company Depositary Receipts ("HOLDRs") - HOLDRs are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds are referred to as private funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest in a restricted security or an illiquid security if the sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. It's illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time-thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. More volatile securities may require higher collateral. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar rolls become uneconomic. Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. However, the Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may five rise to "senior security," as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

TO BE ANNOUNCED SALE COMMITMENTS

     To Be Announced ("TBA") sale commitments are sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

TECHNIQUES

TEMPORARY DEFENSIVE POSITIONS

     The Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser's or sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSATIONS

     In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked-to-market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

MATURITY POLICIES

     The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of the Fund is fundamental and may not be changed without a shareholder vote.

     The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a "majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the Fund's outstanding voting securities.

     As a matter of fundamental policy, the Fund will not:

     1.) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

     2.) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          Additionally, the Fund's investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. government securities, certificates of deposit, bankers' acceptances, and securities of banks;

     3.) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

     4.)  issue any senior security (as defined in the 1940 Act), except that
          (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (iv) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

     5.) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

     6.) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; and may enter into forward currency contracts;

     7.) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and

     8.) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

     1.) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S.-dollar denominated;

     2.) invest in companies for the purpose of exercising control or management;

     3.) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     4.) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Fund's adviser or sub-adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. If the sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if the sub-adviser determines the security to be of comparable quality.

     The remainder of the Fund's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if adviser or sub-adviser determines the security to be of comparable quality. With respect to this group of securities, the Fund generally may not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

     The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.g., the Fund will post the quarter-ending June 30 holdings on August 1).

     The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

     - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing Fund regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;

     - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the Fund's website;

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Fund has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

                                                                            TIME LAG BETWEEN DATE OF
                                                                        INFORMATION AND DATE INFORMATION
PARTY                                          PURPOSE      FREQUENCY               RELEASED
-----                                      --------------   ---------   --------------------------------
Institutional Shareholder Services, Inc.   Proxy Voting     Daily       None
                                           & Class Action
                                           Services

Charles River Development                  Compliance       Daily       None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

DIRECTORS

Information about each Director of the Company is set forth in the table below.

                                                                                             NUMBER
                                                                                           OF FUNDS
                                                   TERM OF             PRINCIPAL            IN FUND
                                 POSITION(S)     OFFICE AND          OCCUPATION(S)          COMPLEX              OTHER BOARD
                                  HELD WITH       LENGTH OF              DURING             OVERSEEN             MEMBERSHIPS
                                     THE            TIME                THE PAST               BY                  HELD BY
     NAME, ADDRESS AND AGE         COMPANY        SERVED(1)             5 YEARS           DIRECTOR(2)             DIRECTOR
------------------------------   -----------   --------------   -----------------------   -----------   ----------------------------
INDEPENDENT DIRECTORS:

DR. ALBERT E. DEPRINCE, JR.      Director      June 1998 -      Professor of Economics         37       Academy of Economics and
7337 East Doubletree Ranch Rd.                 Present          and Finance, Middle                     Finance (February 2005 -
Scottsdale, Arizona 85258                                       Tennessee State                         Present).
Age: 65                                                         University (August
                                                                1991- Present).

MARIA T. FIGHETTI                Director      April 1994 -     Retired. Formerly,             37       None.
7337 East Doubletree Ranch Rd.                 Present          Associate
Scottsdale, Arizona 85258                                       Commissioner/Attorney,
Age: 63                                                         New York City
                                                                Department of Mental
                                                                Health (June 1973 -
                                                                October 2002).

SIDNEY KOCH                      Director      April 1994 -     Self-Employed                  37       None.
7337 East Doubletree Ranch Rd.                 Present          Consultant (June 2000 -
Scottsdale, Arizona 85258                                       Present).
Age: 71

DR. CORINE T. NORGAARD           Director      June 1991 -      Retired. Formerly,             37       Mass Mutual Corporate and
7337 East Doubletree Ranch Rd.                 Present          President, Thompson                     Participation Investors
Scottsdale, Arizona 85258                                       Enterprises (September                  (April 1997 - Present); Mass
Age: 69                                                         2004 - September 2005);                 Mutual Premier Series
                                                                and Dean of the Barney                  (December 2004 - Present);
                                                                School of Business,                     and Mass Mutual MML Series
                                                                University of Hartford                  II (April 2005 - Present).
                                                                (August 1996 - June
                                                                2004).

EDWARD T. O'DELL                 Director      June 2002 -      Retired. Formerly,             37       None.
7337 East Doubletree Ranch Rd.                 Present          Partner of Goodwin
Scottsdale, Arizona 85258                                       Procter LLP (June 1966
Age: 70                                                         - September 2000).

JOSEPH E. OBERMEYER              Director      January 2003 -   President, Obermeyer &         37       None.
7337 East Doubletree Ranch Rd.                 Present          Associates, Inc.
Scottsdale, Arizona 85258                                       (November 1999 -
Age: 48                                                         Present).

(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc. The number of funds in the Fund Complex is 37 as of October 31, 2006.

OFFICERS

Information about the Company's officers is set forth in the table below:

                                 POSITION               TERM OF
                                 HELD WITH THE          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            COMPANY                OF TIME SERVED (1)         DURING THE LAST FIVE YEARS
---------------------            -------------          ------------------         --------------------------
JAMES M. HENNESSY                President and Chief    March 2002 - Present       President and Chief Executive
7337 East Doubletree Ranch Rd.   Executive Officer                                 Officer, ING Investments, LLC (2)
Scottsdale, Arizona 85258                                                          (December 2000 - Present). Formerly,
Age: 57                                                                            Chief Operating Officer, ING
                                                                                   Investments, LLC(2) (December 2000 -
                                                                                   March 2006).

MICHAEL J. ROLAND                Executive Vice         April 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.   President                                         Investments, LLC(2) (December 2001 -
Scottsdale, Arizona 85258                                                          Present). Formerly, Chief Compliance
Age: 48                                                                            Officer, ING Investments, LLC (2),
                                                                                   ING Life Insurance and Annuity
                                                                                   Company and Directed Services, Inc.
                                                                                   (October 2004 - December 2005); Chief
                                                                                   Financial Officer and Treasurer, ING
                                                                                   Investments, LLC (2) (December 2001 -
                                                                                   March 2005); and Senior Vice
                                                                                   President, ING Investments, LLC (2)
                                                                                   (June 1998 - December 2001).

STANLEY D. VYNER                 Executive Vice         March 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.   President                                         Investments, LLC (2) (July 2000 -
Scottsdale, Arizona 85258                                                          Present) and Chief Investment Risk
Age: 56                                                                            Officer (January 2003 - Present).
                                                                                   Formerly, Chief Investment Officer of
                                                                                   the International Portfolios, ING
                                                                                   Investments, LLC (2) (August 2000 -
                                                                                   January 2003).

JOSEPH M. O'DONNELL              Executive Vice         March 2006 - Present       Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.   President                                         Funds (November 2004 - Present) and
Scottsdale, Arizona 85258                                                          ING Investments, LLC(2), ING Life
Age: 51                          Chief Compliance       November 2004 - Present    Insurance and Annuity Company and
                                 Officer                                           Directed Services, Inc. (March 2006 -
                                                                                   Present). Formerly, Vice President,
                                                                                   Chief Legal Counsel, Chief Compliance
                                                                                   Officer and Secretary of Atlas
                                                                                   Securities, Inc., Atlas Advisers,
                                                                                   Inc. and Atlas Funds (October 2001 -
                                                                                   October 2004); and Chief Operating
                                                                                   Officer and General Counsel of
                                                                                   Matthews International Capital
                                                                                   Management LLC and Vice President and
                                                                                   Secretary of Matthews International
                                                                                   Funds (August 1999 - May 2001).

ROBERT S. NAKA                   Executive Vice         March 2006 - Present       Executive Vice President and Chief
7337 East Doubletree Ranch Rd.   President and Chief                               Operating Officer, ING Funds
Scottsdale, Arizona 85258        Operating Officer                                 Services, LLC(3) and ING Investments,
Age: 43                                                                            LLC(2) (March 2006 - Present); and
                                 Assistant Secretary    March 2002 - Present       Assistant Secretary. ING Funds
                                                                                   Services, LLC (3) (October 2001 -
                                                                                   Present). Formerly, Senior Vice
                                                                                   President, ING Investments, LLC, (2)
                                                                                   (August 1999 - March 2006).

TODD MODIC                       Senior Vice            March 2005 - Present       Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.   President,                                        Services, LLC (3) (April 2005 -
Scottsdale, Arizona 85258        Chief/Principal                                   Present). Formerly, Vice President,
Age: 38                          Financial Officer                                 ING Funds Services, LLC (3)
                                 and Assistant                                     (September 2002 - March 2005); and
                                 Secretary                                         Director of Financial Reporting, ING
                                                                                   Investments, LLC (2) (March 2001 -
                                                                                   September 2002).

KIMBERLY A. ANDERSON             Senior Vice            December 2003 - Present    Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.   President                                         Secretary, ING Investments, LLC (2)
Scottsdale, Arizona 85258                                                          (October 2003 - Present). Formerly,
Age: 42                                                                            Vice President and Assistant
                                                                                   Secretary, ING Investments, LLC (2)
                                                                                   (January 2001 - October 2003).

ERNEST J. C'DEBACA               Senior Vice            June 2006 - Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.   President                                         Services, LLC(3) (April 2006 -
Scottsdale, Arizona 85258                                                          Present); Counsel, ING U.S. Financial
Age: 37                                                                            Services (January 2004 - March 2006);
                                                                                   Attorney-Adviser, U.S. Securities and
                                                                                   Exchange Commission (May 2001 -
                                                                                   December 2003).

                                 POSITION               TERM OF
                                 HELD WITH THE          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            COMPANY                OF TIME SERVED (1)         DURING THE LAST FIVE YEARS
---------------------            -------------          ------------------         --------------------------
ROBERT TERRIS                    Senior Vice            June 2006 - Present        Senior Vice President of Operations,
7337 East Doubletree Ranch Rd.   President                                         ING Funds Services, LLC(3) (May 2006
Scottsdale, Arizona 85258                                                          - Present). Formerly, Vice President
Age: 36                                                                            of Administration, ING Funds
                                                                                   Services, LLC(3) (September 2001 -
                                                                                   May 2006).

ROBYN L. ICHILOV                 Vice President and     March 2002 - Present       Vice President and Treasurer, ING
7337 East Doubletree Ranch Rd.   Treasurer                                         Funds Services, LLC (3) (October 2001
Scottsdale, Arizona 85258                                                          - Present) and ING Investments, LLC
Age: 39                                                                            (2) (August 1997 - Present).

LAUREN D. BENSINGER              Vice President         March 2003 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                     Officer, ING Funds Distributor, LLC
Scottsdale, Arizona 85258                                                          (4) (July 1995 - Present); and Vice
Age: 52                                                                            President (February 1996 - Present)
                                                                                   and Director of Compliance (October
                                                                                   2004 - Present), ING Investments,
                                                                                   LLC(2). Formerly, Chief Compliance
                                                                                   Officer, ING Investments, LLC (2)
                                                                                   (October 2001 - October 2004).

MARIA M. ANDERSON                Vice President         September 2004 - Present   Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                     LLC (3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Assistant Vice President,
Age: 48                                                                            ING Funds Services, LLC (3) (October
                                                                                   2001 - September 2004); and Manager
                                                                                   of Fund Accounting and Fund
                                                                                   Compliance, ING Investments, LLC (2)
                                                                                   (September 1999 - October 2001).

MARY A. GASTON                   Vice President         March 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                     LLC (3) (April 2005 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Assistant Vice President,
Age: 40                                                                            Financial Reporting, ING Funds
                                                                                   Services, LLC (3) (April 2004 -
                                                                                   April 2005); Manager, Financial
                                                                                   Reporting, ING Funds Services, LLC
                                                                                   (3) (August 2002 - April 2004); and
                                                                                   Controller, Z Seven Fund, Inc. and
                                                                                   Ziskin Asset Management, Inc.
                                                                                   (January 2000 - March 2002).

KIMBERLY K. PALMER               Vice President         March 2006 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                     LLC (3) (March 2006 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Assistant Vice President,
Age: 49                                                                            ING Funds Services, LLC (3) (August
                                                                                   2004 - March 2006); Manager,
                                                                                   Registration Statements, ING Funds
                                                                                   Services, LLC (3) (May 2003 - August
                                                                                   2004); Associate Partner, AMVESCAP
                                                                                   PLC (October 2000 - May 2003); and
                                                                                   Director of Federal Filings and Blue
                                                                                   Sky Filings, INVESCO Funds Group,
                                                                                   Inc. (March 1994 - May 2003).

SUSAN P. KINENS                  Assistant Vice         March 2003 - Present       Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.   President                                         Services, LLC (3) (December 2002 -
Scottsdale, Arizona 85258                                                          Present); and has held various other
Age: 29                                                                            positions with ING Funds Services,
                                                                                   LLC (3) for more than the last five
                                                                                   years.

THERESA K. KELETY                Secretary              September 2003 - Present   Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                     Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Senior Associate with
Age: 43                                                                            Shearman & Sterling (February 2000 -
                                                                                   April 2003).

HUEY P. FALGOUT, JR.             Assistant Secretary    September 2003 - Present   Chief Counsel, ING Americas, U.S.
7337 East Doubletree Ranch Rd.                                                     Legal Services (September 2003 -
Scottsdale, Arizona 85258                                                          Present). Formerly, Counsel ING
Age: 42                                                                            Americas, U.S. Legal Services
                                                                                   (November 2002 - September 2003); and
                                                                                   Associate General Counsel, AIG
                                                                                   American General (January 1999 -
                                                                                   November 2002).

                                 POSITION               TERM OF
                                 HELD WITH THE          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            COMPANY                OF TIME SERVED (1)         DURING THE LAST FIVE YEARS
---------------------            -------------          ------------------         --------------------------
HEALY A. WEBB                    Assistant Secretary    June 2006 - Present        Managing Paralegal, ING Fund
7337 East Doubletree Ranch Rd.                                                     Services, LLC(3) (May 2006 -
Scottsdale, Arizona 85258                                                          Present). Formerly, Supervisor, ING
Age: 36                                                                            Funds Services, LLC(3) (August 2005 -
                                                                                   May 2006); Project Manager, ING Funds
                                                                                   Services, LLC(3) (February 2002 -
                                                                                   August 2005); and Fund Administration
                                                                                   and Compliance Associate, Capital
                                                                                   Research and Management Company
                                                                                   (August 1998 - January 2002).

(1) The officers hold office until the next annual meeting of Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities.

BOARD

     The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

Frequency of Meetings

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

     The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended March 31, 2006.

     The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the adviser or any affiliated entity has an actual or potential conflict of interest. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held six
(6) meetings during the fiscal year ended March 31, 2006.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholders nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the
Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended March 31, 2006.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended March 31, 2006.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Compliance Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee held four (4) meetings during the fiscal year ended March 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2005.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
   NAME OF DIRECTOR           ING AELTUS MONEY MARKET FUND                 IN FAMILY OF INVESTMENT COMPANIES
   ----------------       ------------------------------------   ----------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.             $10,000 - $50,000                              Over $100,000(1)
Maria T. Fighetti                          N/A                                     Over $100,000(1)
Sidney Koch                                N/A                                        $1-$10,000
Corine T. Norgaard                         N/A                                       Over $100,000
Edward T. O'Dell                           N/A                                     Over $100,000(1)
Joseph Obermeyer                   $1,000 - $10,000(1)                            $50,000-$100,000(1)
DIRECTORS WHO ARE
"INTERESTED PERSONS"
J. Scott Fox(2)                            N/A                                       Over $100,000
Thomas J. McInerney(3)                     N/A                                       Over $100,000

(1) Includes the value of shares in which a director has an indirect interest through a Deferred Compensation Plan.

(2)  Mr. Fox resigned from the Board on October 25, 2006.

(3)  Mr. McInerney resigned from the Board on April 28, 2006.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2005.

                             NAME OF OWNERS AND                  TITLE     VALUE OF    PERCENTAGE
    NAME OF DIRECTOR      RELATIONSHIP TO DIRECTOR   COMPANY   OF CLASS   SECURITIES    OF CLASS
    ----------------      ------------------------   -------   --------   ----------   ----------
Albert E. DePrince, Jr.              N/A               N/A        N/A         N/A          N/A
Maria T. Fighetti                    N/A               N/A        N/A         N/A          N/A
Sidney Koch                          N/A               N/A        N/A         N/A          N/A
Corine T. Norgaard                   N/A               N/A        N/A         N/A          N/A
Edward T. O'Dell                     N/A               N/A        N/A         N/A          N/A
Joseph Obermeyer                     N/A               N/A        N/A         N/A          N/A

COMPENSATION OF DIRECTORS

     The Fund pays each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the

Nominating Committee (for periods in which the Committee has operated); and
(vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Fund's adviser regarding compensation of the Directors by the Fund and other funds managed by the Fund's adviser and its affiliates for the fiscal year ended March 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Fund or any other fund managed by the Fund's adviser or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.

COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                                               BENEFITS      TOTAL COMPENSATION
                                              ACCRUED AS      FROM THE COMPANY
                          ING AELTUS MONEY   PART OF FUND     AND FUND COMPLEX
NAME OF PERSON POSITION      MARKET FUND       EXPENSES     PAID TO DIRECTORS(1)
-----------------------   ----------------   ------------   --------------------
Albert E. DePrince, Jr.        $2,308             N/A            $178,250(2)
Director

Maria T. Fighetti              $2,095             N/A            $162,000(2)
Director

Sidney Koch                    $2,058             N/A            $158,750
Director, Chairman
Contract Committee

Corine Norgaard                $2,361             N/A            $182,625
Director, Chairman
Audit Committee

Joseph E. Obermeyer            $2,198             N/A            $170,125(2)
Director

Edward T. O'Dell               $2,175             N/A            $168,250
Director

(1) Represents compensation from 38 funds (total in complex as of March 31, 2006).

(2) Includes amounts deferred pursuant to a deferred compensation plan. During the fiscal year ended March 31, 2006, Ms. Fighetti, Dr. DePrince and Mr. Obermeyer deferred $37,500, $59,062, and $38,150, respectively, of their compensation from the Fund Complex.

     The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

     The Fund, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of October 30, 2006, no person owned beneficially or of record any of the Class O shares of any of the ING Funds. As of October 30, 2006, Officers and Directors of the Company owned none of the outstanding Class O shares of any of the Funds.

                                     ADVISER

     The investment adviser for the Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, ING Investment Management Co. ("ING IM" or "Sub-Adviser), as Sub-Adviser to the Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631,1077 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to the Fund.

     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") the Adviser has delegated certain management responsibilities to ING IM. ING Investments oversees the investment management of ING IM.

     The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Advisory Agreement may be terminable without penalty with not less than sixty (60) days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than sixty (60) days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please see the Fund's annual shareholder report dated March 31, 2006.

                                  ADVISORY FEE

     ING Investments bears the expense of providing its services and pays the fees of ING IM. For its services, the Fund pays ING Investments a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

   ANNUAL ADVISORY FEE
   0.400% on the first $500 million of the Fund's average daily net assets, 0.350% on the next $500 million of the Fund's average daily net assets, 0.340% on the next $1 billion of the Fund's average daily net assets, 0.330% on the next $1 billion of the Fund's average daily net assets, and 0.300% on the Fund's average daily net assets in excess of $3 billion

TOTAL ADVISORY FEES PAID BY THE FUND

     During the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid ING Investments the following investment advisory fees:

                           2006       2005        2004
                         --------   --------   ----------
TOTAL ADVISORY FEES      $842,018   $873,685   $1,145,498
WAIVERS                  $      0   $ 16,358   $   34,531
NET ADVISORY FEES PAID   $842,018   $857,327   $1,110,967

                                   SUB-ADVISER

     The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as the sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable ING IM, executive salaries and expenses of the Directors and officers of the Company who are employees of the Adviser or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

     Other expenses incurred in the operation of the Company are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value ("NAV"); taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by the Fund; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with government agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of ING Investments or ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM serves as the Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is a wholly-owned subsidiary of ING Groep N. V. and an affiliate of ING Investments.

                                SUB-ADVISORY FEE

     As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

   ANNUAL SUB-ADVISORY FEE
   0.180% on the first $500 million of the Fund's average daily net assets, 0.158% on the next $500 million of the Fund's average daily net assets, 0.153% on the next $1 billion of the Fund's average daily net assets, 0.149% on the next $1 billion of the Fund's average daily net assets, and 0.135% on the Fund's average daily net assets in excess of $3 billion

TOTAL SUB-ADVISORY FEES PAID BY THE FUND

     During the fiscal years ended March 31, 2006, 2005 and 2004, ING Investments paid ING IM the following fees:

           MARCH 31
------------------------------
  2006       2005       2004
--------   --------   --------
$378,906   $393,160   $515,368

                                PORTFOLIO MANAGER

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of March 31, 2006.

                            REGISTERED                  OTHER POOLED
                       INVESTMENT COMPANIES         INVESTMENT VEHICLES          OTHER ACCOUNTS
                    --------------------------   ------------------------   ------------------------
                    NUMBER OF                    NUMBER OF                  NUMBER OF
PORTFOLIO MANAGER    ACCOUNTS    TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
-----------------   ---------   --------------   ---------   ------------   ---------   ------------
David S. Yealy          16      $3,504,815,634       2        $58,337,366       1        $51,355,364

Potential Material Conflicts of Interest

     The portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund, maintained its position in that security.

     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

     For David S. Yealy, the portfolio manager ("Portfolio Manager") of the Fund, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Manager for the Fund is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the iMoney Net First Tier Retail Index for Mr. Yealy as Portfolio Manager of the Fund) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professional's performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, the portfolio manager participates in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     The Portfolio Manager's base salary compensation may exceed a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

     The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of March 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                     DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND SHARES OWNED
-----------------   -----------------
David S. Yealy             None

                                 RULE 12B-1 PLAN

     Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act. Under the Rule 12b-1 Plan, the Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by the Distributor to compensate ING DIRECT Securities, Inc. ("ING DIRECT") for servicing and maintaining shareholder accounts. Payments under the Rule 12b-1 Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred. The Distributor has agreed to waive 0.25% of the fee under the Rule 12b-1 Plan for Class O shares of the Fund. The fee waiver is for the period from November 1, 2006 through and including August 1, 2008. There is no guarantee this waiver will continue after this date.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

     The Rule 12b-1 Plan continues from year to year from its inception date, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plan must be approved by the Board in the manner described above for annual renewals. The Rule 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Rule 12b-1Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Rule 12b-1Plan. No other interested person of the Fund has a financial interest in the Rule 12b-1 Plan.

     In approving the Rule 12b-1 Plan, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

     Additional cash payments may be made by the Distributor to ING DIRECT for providing shareholder servicing and/or distribution services. Under this arrangement, the Distributor may pay ING DIRECT an additional 15% of the average daily net assets of the Class O shares of the Fund above the 25% discussed above.

     Because Class O shares of the Fund had not commenced operations as of the date of this SAI, no distribution expenses were incurred by the Distributor for the costs of promotion and distribution with respect to Class O shares for the Fund for the fiscal year ended March 31, 2006.

                                  ADMINISTRATOR

     ING Funds Services, LLC ("Administrator") serves as administrator for the Fund pursuant to the Administration Agreement with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring that the Fund is in compliance with applicable legal requirements and the investment policies and restrictions of the Fund.

     The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a majority of the Directors/Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

                            ADMINISTRATIVE FEES PAID

     The Administrator receives an annual administration fee equal to 0.08% of the Fund's average daily net assets.

ADMINISTRATIVE FEES PAID BY THE FUND

     During the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid the Administrator the following administration fees:

ING AELTUS MONEY MARKET FUND              2006       2005       2004
----------------------------            --------   --------   --------
Total Administrative Services Fee       $168,405   $174,739   $229,100
Administrator Waiver                    $      0   $      0   $      0
Net Administrative Services Fees Paid   $168,405   $174,739   $229,100

                                   CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. For the year ended March 31, 2003, the Fund was audited by another independent registered public accounting firm.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Fund.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, ING IM is responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position). ING IM may also take research and other services related to execution into consideration. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Fund effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund.

     Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. The judgment of ING IM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of the Fund.

     The Sub-Adviser may buy or sell the same security at or about the same time for the Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Adviser have an interest. The Sub-Adviser normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

     For the fiscal years ended March 31, 2006, 2005 and 2004 brokerage commissions were paid as follows:

FUND                      2006   2005   2004
----                      ----   ----   ----
ING Aeltus Money Market    $0     $0     $0

     For the fiscal years ended March 31, 2006, 2005 and 2004 commissions in the amounts listed below were paid with respect to portfolio transactions with certain brokers because of research, statistical, or other services to the
Adviser:

FUND                      2006   2005   2004
----                      ----   ----   ----
ING Aeltus Money Market    $0     $0     $0

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Funds Distributor, LLC or any other affiliated person of the Company.

     During the fiscal year ended March 31, 2006, the Fund acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940
Act) or its parents. The holdings of securities of such brokers and dealers were as follows as of March 31, 2006:

FUND                           SECURITY DESCRIPTION      MARKET VALUE
----                           --------------------      ------------
ING Aeltus  Money Market         Bank of New York         $2,000,000
                              Bear Stearns Cos, Inc.      $6,322,175
                           Credit Suisse First Boston     $1,500,120
                             Goldman Sachs Group, Inc.    $7,203,202
                               Morgan Stanley             $6,204,163
                                   SunTrust Bank          $3,967,061
                                 Wells Fargo & Co.        $2,500,000

                        PURCHASE AND REDEMPTION OF SHARES

     Class O shares of the company are purchased at the applicable NAV next determined after a purchase order is received, as described in the Prospectus.

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Class O shares' respective Prospectus under "Shareholder Guide."

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

     Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Accounts and Services Systematic Investment

     The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semi-annual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Cross Investing

     Dividend Investing - You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     Systematic Exchange - You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     For the purpose of determining the price at which the Fund's shares are issued and redeemed, the NAV per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a NAV per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (as determined in accordance with maturity shortening provisions of the Rule), and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality.

     As required by Rule 2a-7, the Board has adopted a procedure for the periodic comparison of the Fund's NAV per share, as determined based on market values, with the Fund's NAV per share, as determined using amortized cost values. These procedures require that the Board promptly consider what, if any, action should be taken if the amortized cost NAV deviates from market value NAV by more that 1/2 of 1 percent.

     When determining the market value NAV per share of the Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Fund's Board.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     The Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than the securities of other RICs, of any two or more issuers that the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are determined to be engaged in the same business or similar or related businesses or the securities of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain, but is computed without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The status of the Fund as a RIC does not involve government supervision of management or of their investment practices or policies. As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, generally would constitute dividends that, under current law, may be eligible for the corporate dividends-received deduction and a lower tax rate for qualified dividend income payable to non-corporate shareholders. Moreover, the Fund would not be required to make distributions to its shareholders. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to the Fund's qualified dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. The Fund anticipates that all or substantially all of its dividends will be taxed as ordinary income and will not be eligible for the corporate dividends received deduction.

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale, redemption or exchange of the Fund's shares, a shareholder generally will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced

(including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. However, no gain or loss will be recognized if, as anticipated, the Fund maintains a stable $1.00 per share net asset value.

BACKUP WITHHOLDING

     The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. In the case of dividends with respect to taxable years of the Fund beginning before 2008 that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund elects to follow certain procedures. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

     THIS DISCUSSION DOES NOT PURPORT TO DEAL WITH ALL OF THE TAX CONSEQUENCES APPLICABLE TO SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS FOR DETAILS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                                   DISTRIBUTOR

     Shares of the Fund are distributed by the Distributor, pursuant to an underwriting agreement ("Underwriting Agreement") between the Distributor and the Company, on behalf of the Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "Underwriter" as that term is defined under the Securities Act of 1933 ("1933 Act"). The Underwriting Agreement will remain in effect for one year from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and has no effect on the net asset value of the Fund. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is an affiliate of the Adviser and is an indirect wholly-owned subsidiary of ING Groep N.V. and an affiliate of ING Groep.

     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

     For fiscal the years ended March 31, 2006, 2005 and 2004, the Distributor received the following amount in underwriting fees in connection with the shares:

FUND NAME                        2006      2005      2004
---------                      -------   -------   -------
ING Aeltus Money Market Fund   $35,761   $43,183   $49,880

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the fiscal year ended March 31, 2006:

                                           COMPENSATION
                                NET             ON
               NAME OF     UNDERWRITING     REDEMPTIONS
              PRINCIPAL    DISCOUNTS AND        AND        BROKERAGE        OTHER
FUND         UNDERWRITER    COMMISSIONS     REPURCHASES   COMMISSIONS   COMPENSATION
----         -----------   -------------   ------------   -----------   ------------
ING Aeltus   ING Funds          $0              $0             $30           $0
  Money      Distributor
  Market     LLC

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

     The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P (1 + T)(n)  = ERV

Where: P   = a hypothetical initial payment of $1,000,
       T   = the average annual total return,
       (n) = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P (1 + T)(n) = ATV(D)

Where: P      = a hypothetical initial payment of $1,000,
       T      = the average annual total return (after taxes on distributions),
       (n)    = the number of years, and
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)(n) = ATV(DR)

Where: P       = a hypothetical initial payment of $1,000,
       T       = the average annual total return (after taxes on distributions),
       (n)     = the number of years, and
       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

ING AELTUS MONEY MARKET FUND YIELD

     Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     The Company first offered Class O shares on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only Aeltus Money Market Fund, International Growth Fund, Global Science and Technology Fund, Bond Fund, Balanced Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund, Index Plus Small Cap Fund, Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund offer Class O shares to the public. This SAI only discusses Class O shares for Aeltus Money Market Fund.

     Because Class O shares of the Fund had not commenced operations as of the date of this SAI, average annual total returns are presented for Class A shares of the Fund.

The average annual total returns from commencement of operations to March 31, 2006 are as follows:

ING AELTUS MONEY MARKET FUND   1 YEAR   5 YEARS   10 YEARS   INCEPTION DATE*
----------------------------   ------   -------   --------   ---------------
Class A                         3.31%    1.76%      3.59%       4/15/1994

* The inception date above represents the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Fund was added.

                              FINANCIAL STATEMENTS

     The financial statements and the independent registered public accounting firm's reports, thereon, appearing in the Fund's annual shareholder reports for the periods ended March 31, 2006, are incorporated by reference into this SAI. The Fund's annual and semi-annual shareholder reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have
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                                     A-22

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                     A-31

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations